UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 15, 2009

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On May 15, 2009 The Manitowoc Company, Inc. (the “Company”) issued a press release announcing the completion, effective as of the end of the day on May 15, 2009, of the previously announced sale of its Enodis ice machine operations to affiliates of certain funds managed by Warburg Pincus LLC.  This business has been sold to satisfy regulatory conditions of various jurisdictions, including the U.S. and Europe, related to the Company’s acquisition of Enodis plc that was completed on October 27, 2008.

The Company is furnishing its press release as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are filed herewith:

	99.1	Press release dated May 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 15, 2009	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of May 15, 2009

Exhibit No.	Description	Filed Herewith

99.1	Press release dated May 15, 2009	X